Exhibit 10.49

EMPLOYMENT AGREEMENT ANNEXURE

BETWEEN

BROOGE PETROLEUM AND GAS INVESTMENT COMPANY FZC

AND

NICOLAAS PAARDENKOOPER

DATE 08-JAN- 2018

Fujairah, UAE
P.O.Box 50170
Tel +971 2 633 3149
Fax +971 2 633 3152
www.bpgic.com	E-mail: info@bpgic.com

THIS EMPLOYMENT AGREEMENT AMENDMENT (“ANNEXURE”) is made on 8th Jan 2018

This document describes the amendments to the terms and conditions of the employment contract dated 21-May-2017 between Brooge Petroleum and Gas Investment Company FZC, organized and existing under the laws and regulations applicable in the Fujairah Free Zone, United Arab Emirates, P.O. Box 50170 Fujairah, UAE (the “Company”) and Mr. Nicolaas Paardenkooper, a Dutch National, holding a Dutch passport, bearing No. BL5SRDoF53 (the “Employee”) and sets out the particulars of employment with the Company.

Position:

The Employee will work in the position of General Manager and will comply with the job description of General Manager and its associated roles and responsibilities.

Responsibilities:

The Employee will report to the Board of Directors. The Company manpower organogram will provide details on the positions and roles reporting to the position of the General Manager and/ or responsibilities as may be assigned to the Employee by the Company from time to time.

All remaining terms and conditions under the Employment Contract dated 21st May 2017 shall remain in effect with no changes unless mutually approved and signed by the Company and the Employee.

For and on behalf of/ Brooge Petroleum and Gas Investment Company FZC (BPGIC)

Signature:

Name:	Nicolaas Paardenkooper
Date:	Jan 8th 2018

Signature:

Fujairah, UAE
P.O.Box 50170
Tel +971 2 633 3149
Fax +971 2 633 3152
www.bpgic.com	E-mail: info@bpgic.com